                                                                     EXHIBIT 4.5

   FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Fourth Amendment") is made and entered into this 14th day of February, 2003, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "Fleet"), successor in interest by assignment to Shawmut Capital Corporation ("Shawmut"), SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Southwest"); WHITNEY NATIONAL BANK, a national banking association ("Whitney"); (Fleet, Whitney and Southwest being referred to herein collectively as the "Lenders"), Fleet as Agent for the Lenders (the "Agent"); CANYON OFFSHORE, INC. ("Canyon"), a Texas corporation; CAL DIVE INTERNATIONAL, INC., a Minnesota corporation ("Cal Dive") and ENERGY RESOURCE TECHNOLOGY, INC., a Delaware corporation ("ERT") (Cal Dive, ERT, and Canyon being referred to individually and collectively as the "Borrower").

                                    RECITALS

     A. The Borrower, Aquatica, Inc., the Agent and the Lenders entered into that certain Second Amended and Restated Loan and Security Agreement (as amended, modified and supplemented from time to time, the "Loan Agreement"), dated as of February 22, 2002.

     B. The Borrower, Aquatica, Inc., the Agent and the Lenders entered into that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated August 9, 2002.

     C. Aquatica, Inc., a Borrower under the Loan Agreement merged with Cal Dive, with Cal Dive as the surviving entity, pursuant to the Articles of Merger dated June 27, 2002.

     D. The Borrower, the Agent and the Lenders entered into that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated August 30, 2002.

     E. The Borrower, the Agent and the Lenders entered into that certain Third Amendment to Second Amended and Restated Loan Agreement dated October 24, 2002.

     F. The Borrower, the Agent and the Lenders have agreed to amend the Loan Agreement to, among other things, modify the defined terms and to add a new subsidiary of Cal Dive as a Borrower under the Loan Agreement.

     NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

     1.01 Capitalized terms used in this Fourth Amendment are used with the definitions given to them in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   Amendments

     2.01 Amendments to Defined Terms.

     (a) The definition of EBIT in Section 1.1 of the Loan Agreement is hereby amended to read as follows: "EBIT - means for any period, on a Consolidated basis, the sum of the amounts for such period, without duplication of: (i) Net Income, plus (ii) charges against income for foreign, federal, state and local taxes, to the extent deducted in computing Net Income, plus (iii) Interest Expense, plus (iv) extraordinary or non-recurring non-cash losses to the extent deducted in computing Net Income, minus (v) extraordinary or non-recurring non-cash gains to the extent included in computing Net Income; provided, however, that a one-time charge in the fourth quarter of 2002 in an amount not to exceed USD 5,200,000 arising out of the settlement of a lawsuit brought by EEX, Inc. against Cal Dive may be excluded from the determination of EBIT."

     (b) The definition of EBITDA in Section 1.1 of the Loan Agreement is hereby amended to read as follows: "EBITDA - means, for any period, on a Consolidated basis, the sum of the amounts for such period, without duplication of (i) Net Income, plus (ii) charges against income for foreign, federal, state and local taxes, to the extent deducted in computing Net Income, plus (iii) Interest Expense, plus (iv) depreciation expense, to the extent deducted in computing Net Income, plus (v) amortization expense, including without limitation amortization of goodwill, other intangible assets and transaction expenses, to the extent deducted in computing Net Income, plus (vi) extraordinary or non-recurring non-cash losses to the extent deducted in computing Net Income, minus (vii) extraordinary or non-recurring non-cash gains to the extent included in computing Net Income; provided, however, that a one-time charge in the fourth quarter of 2002 in an amount not to exceed USD 5,200,000 arising out of the settlement of a lawsuit brought by EEX, Inc. against Cal Dive may be excluded from the determination of EBITDA."

     2.02 Addition of Borrower.

     (a) From and after the date of this Fourth Amendment, Well Ops Inc., a Texas corporation having its chief executive office at 400 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-3500 shall be a Borrower under the Loan Agreement.

     (b) From and after the date of this Fourth Amendment, all references to the Borrower in the Loan Agreement shall include Well Ops Inc. and all provisions of the Loan Agreement affecting the Borrower shall affect Wells Ops Inc.

     (c) The addition of Well Ops Inc. as a Borrower shall be evidenced by the Amended and Restated Revolving Credit Notes of the Borrower substantially in the form of Exhibits A-1, A-2 and A-3 attached hereto (the "Restated Notes").

     2.03 Cash Flow Leverage Test. Compliance by the Borrower with the Cash Flow Leverage Test contained in Section 8.3(a) of the Loan Agreement is hereby waived for the fourth calendar quarter of 2002 only. The waiver contained in this
Section 2.03 shall not serve as a precedent to any future consents, waivers or modifications concerning the Loan Agreement requested by any party, nor bind the Lenders to agree to any other requests by the Borrower for modifications or waivers to any provision of the Loan Agreement or any other Loan Document.

                                   ARTICLE III
                              Conditions Precedent

     3.01 Conditions to Effectiveness. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:

     (a) The Agent shall have received this Fourth Amendment and the Restated Notes, duly executed by each Borrower and Well Ops Inc.;

     (b) The Agent shall have received a certificate from each Borrower certified by the Secretary or Assistant Secretary of such company acknowledging
(A) that such company's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such company of this Fourth Amendment and all other documents and agreements contemplated herein, and (B) the names of the officers of such company authorized to sign this Fourth Amendment and all other documents and agreements contemplated herein (including the certificates contemplated herein) together with specimen signatures of such officers;

     (c) The Agent shall have received a certificate from the Secretary or Assistant Secretary of Well Ops Inc. attaching copies of (A) the Articles of Incorporation and Bylaws of such company, (B) Resolutions of the Board of Directors of such company authorizing the execution and delivery and performance of this Fourth Amendment and all other documents and agreements contemplated herein and (C) the names of the officers of such company authorized to sign this Fourth Amendment and all other documents contemplated herein together with specimen signatures of such officers.

     (d) The representations and warranties contained in this Fourth Amendment and in the Loan Agreement and the other Loan Documents shall be true and correct as of the date hereof, as if made on the date hereof;

     (e) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent; and

     (f) All corporate proceedings taken in connection with the transactions contemplated by this Fourth Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

                                   ARTICLE IV
                  Ratifications, Representations and Warranties

     4.01 Ratifications. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Fourth Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent and the Lenders agree that the Loan Agreement and the other Loan Documents, as amended by this Fourth Amendment, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02 Representations and Warranties. Each Borrower and Well Ops Inc. hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of such company and will not violate the Articles or Certificate of Incorporation or Bylaws of such company; (b) presently effective resolutions of such company's Board of Directors authorize the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Loan Agreement, as amended by this Fourth Amendment, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended by this Fourth Amendment, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent on behalf of the Lenders; (e) each Borrower and Well Ops Inc. is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended by this Fourth Amendment; and (f) no Borrower has amended its Articles or Certificate of Incorporation or its Bylaws since the date of the Loan Agreement, except for such amendments, if any, which are attached as exhibits to the certificates referred to in Section 3.01(b) above.

                                    ARTICLE V
                            Miscellaneous Provisions

     5.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Fourth Amendment, shall survive the execution and delivery of this Fourth Amendment and the other Loan Documents in accordance with Section 7.3 of the Loan Agreement, and no investigation by the Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Agent or the Lenders to rely upon them.

     5.02 Reference to Loan Documents. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Documents, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to any other Loan Document shall mean a reference to the Loan Documents as amended by this Fourth Amendment.

     5.03 Expenses of Lender. As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, and execution of this Fourth Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent and the Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended by this Fourth Amendment, or any other Loan Document, including, without limitation, the costs and fees of the Agent's and the Lenders' legal counsel.

     5.04 Severability. Any provision of this Fourth Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Fourth Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.05 Successors and Assigns. This Fourth Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

     5.06 Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.07 Effect of Waiver. No consent or waiver, express or implied, by the Agent or the Lenders to or for any breach of or deviation from any covenant or condition by the Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     5.08 Headings. The headings, captions, and arrangements used in this Fourth Amendment are for convenience only and shall not affect the interpretation of this Fourth Amendment.

     5.09 Applicable Law. THIS FOURTH AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

     5.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED BY THIS FOURTH AMENDMENT, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS FOURTH AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS FOURTH AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS FOURTH AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER AND THE LENDERS.

     5.11 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDERS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT AND THE LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY (EXCEPT FOR POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT OR THE LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS), ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS FOURTH AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT OR THE LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS), IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS FOURTH AMENDMENT.

IN WITNESS WHEREOF, this Fourth Amendment has been executed as of February 14, 2003.

                                       CAL DIVE INTERNATIONAL, INC.

                                       By: /s/ A. WADE PURSELL
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                       ENERGY RESOURCE TECHNOLOGY, INC.


                                       By: /s/ A. WADE PURSELL
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Senior Vice President and
                                              Treasurer

                                       CANYON OFFSHORE, INC.

                                       By: /s/ A. WADE PURSELL
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Vice President and Treasurer

                                       WELL OPS INC.

                                       By: /s/ A. WADE PURSELL
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Vice President and Treasurer

                                       FLEET CAPITAL CORPORATION,
                                       as Agent for the Lenders

                                       By: /s/ HANCE VANBEBER
                                          --------------------------------------
                                       Name: Hance VanBeber
                                       Title: Senior Vice President

                                       FLEET CAPITAL CORPORATION

                                       By: /s/ HANCE VANBEBER
                                          --------------------------------------
                                       Name: Hance VanBeber
                                       Title: Senior Vice President

                                       SOUTHWEST BANK OF TEXAS, N.A.

                                       By: /s/ PAUL W. COLE
                                          --------------------------------------
                                       Name: Paul W. Cole
                                       Title: Vice President

                                       WHITNEY NATIONAL BANK

                                       By: /s/ HARRY C. STAHEL
                                          --------------------------------------
                                       Name: Harry C. Stahel
                                       Title: Senior Vice President

                                                                     EXHIBIT A-1
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$39,000,000.00                                                 February 14, 2003
                                                                  Houston, Texas

     FOR VALUE RECEIVED, the undersigned (hereinafter referred to collectively as "Borrower"), hereby PROMISES TO PAY to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), or its registered assigns, at the office of Fleet Capital Corporation, as Agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTY-NINE MILLION AND NO/100 Dollars ($39,000,000.00), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

     This Note is one of the Notes referred to in, and issued pursuant to, that certain Second Amended and Restated Loan and Security Agreement dated as of February 22, 2002, as amended, by and among Borrower, the lenders signatory thereto (including Lender) and Fleet Capital Corporation ("FCC"), as agent for such Lenders (FCC in such capacity, the "Agent") (as amended, modified or restated, from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the last day of the Term, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement. Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable. The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

     Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     This Note is the amendment, restatement, renewal and extension of the promissory note of the Borrower dated October 24, 2002.

     This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Texas.

                                       CAL DIVE INTERNATIONAL, INC.,
                                       a Minnesota corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                       ENERGY RESOURCE TECHNOLOGY, INC.,
                                       a Delaware corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Senior Vice President and
                                              Treasurer

                                       CANYON OFFSHORE, INC., a Texas
                                       corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Vice President and Treasurer

                                       WELL OPS INC., a Texas corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Vice President and Treasurer

                                                                     EXHIBIT A-2
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$25,000,000.00                                                 February 14, 2003
                                                                  Houston, Texas

     FOR VALUE RECEIVED, the undersigned (hereinafter referred to collectively as "Borrower"), hereby PROMISES TO PAY to the order of WHITNEY NATIONAL BANK, a national banking association ("Lender"), or its registered assigns, at the office of Fleet Capital Corporation, as Agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of TWENTY-FIVE MILLION AND NO/100 Dollars ($25,000,000.00), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

     This Note is one of the Notes referred to in, and issued pursuant to, that certain Second Amended and Restated Loan and Security Agreement dated as of February 22, 2002, as amended, by and among Borrower, the lenders signatory thereto (including Lender) and Fleet Capital Corporation ("FCC"), as agent for such Lenders (FCC in such capacity, the "Agent") (as amended, modified or restated, from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the last day of the Term, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

     Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

     The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

     Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     This Note is the amendment, restatement, renewal and extension of the promissory note of the Borrower dated October 24, 2002.

     This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Texas.

                                       CAL DIVE INTERNATIONAL, INC.,
                                       a Minnesota corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                       ENERGY RESOURCE TECHNOLOGY, INC.,
                                       a Delaware corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Senior Vice President and
                                              Treasurer

                                       CANYON OFFSHORE, INC., a Texas
                                       corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Vice President and Treasurer

                                       WELL OPS INC., a Texas corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Vice President and Treasurer

                                                                     EXHIBIT A-3
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$6,000,000.00                                                  February 14, 2003
                                                                  Houston, Texas

     FOR VALUE RECEIVED, the undersigned (hereinafter referred to collectively as "Borrower"), hereby PROMISES TO PAY to the order of SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender"), or its registered assigns, at the office of Fleet Capital Corporation, as Agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of SIX MILLION AND NO/100 Dollars ($6,000,000.00), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

     This Note is one of the Notes referred to in, and issued pursuant to, that certain Second Amended and Restated Loan and Security Agreement dated as of February 22, 2002, as amended, by and among Borrower, the lenders signatory thereto (including Lender) and Fleet Capital Corporation ("FCC"), as agent for such Lenders (FCC in such capacity, the "Agent") (as amended, modified or restated, from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the last day of the Term, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

     Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

     The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

     Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     This Note is the amendment, restatement, renewal and extension of the promissory note of the Borrower dated October 24, 2002.

     This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Texas.

                                       CAL DIVE INTERNATIONAL, INC.,
                                       a Minnesota corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                       ENERGY RESOURCE TECHNOLOGY, INC.,
                                       a Delaware corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Senior Vice President and
                                              Treasurer

                                       CANYON OFFSHORE, INC., a Texas
                                       corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Vice President and Treasurer

                                       WELL OPS INC., a Texas corporation
                                       By:
                                          --------------------------------------
                                       Name: A. Wade Pursell
                                       Title: Vice President and Treasurer